Exhibit 10(xxx)

AMENDMENT NO. 4
TO THE
NACCO INDUSTRIES, INC.
UNFUNDED BENEFIT PLAN
(Effective September 1, 2000)

     NACCO Industries, Inc. hereby adopts this Amendment No. 4 to the NACCO Industries, Inc. Unfunded Benefit Plan (Effective September 1, 2000) (the “Plan”) effective as of June 1, 2003. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

Section 1

     Section 3.4(b) of the Plan is hereby amended by adding the following new sentence to the end thereof, to read as follows:

“Notwithstanding the foregoing, a Participant may elect at any time during a Plan Year to suspend his direction to defer Compensation under this Plan; provided, however, that a Participant who elects to suspend his deferrals during a Plan Year shall not be permitted to recommence such deferrals during the same Plan Year.”

EXECUTED this 24th day of June, 2003.

NACCO INDUSTRIES, INC.

By:	/s/ Charles A. Bittenbender

Title:	Vice President, General Counsel and Secretary